                                                                    EXHIBIT 10.1


                             ASCENT PEDIATRICS, INC.




                          SECOND SUPPLEMENTAL AGREEMENT


                             DATE: OCTOBER 15, 1999

         SECOND SUPPLEMENTAL AGREEMENT (the "Agreement") dated as of October 15, 1999 among Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), Alpharma USPD Inc., a Maryland corporation (the "Lender"), Alpharma Inc., a Delaware corporation (the "Parent"), State Street Trust Bank and Trust Company (the "Depositary") and each of the Original Lenders named in the Subordination Agreement described below.

         WHEREAS, pursuant to the Loan Agreement dated as of February 16, 1999 among the Company, the Lender and the Parent (the "Loan Agreement"), the Lender has agreed to loan to the Company an aggregate of up to $40 million from time to time upon the terms and conditions set forth therein, as amended as described below;

         WHEREAS, the Lender, the Company and the Depositary are parties to a Depositary Agreement dated February 16, 1999, as amended as described below (the "Depositary Agreement"):

         WHEREAS, the Lender, the Company and the Original Lenders named therein are parties to a Subordination Agreement dated February 16, 1999, as amended as described below (the "Subordination Agreement"):

         WHEREAS, the Company, the Lender and the Parent are parties to a Master Agreement dated February 16, 1999, as amended as described below (the "Master Agreement");

         WHEREAS, the Loan Agreement, Depositary Agreement, Subordination Agreement and the Master Agreement were amended pursuant to the terms of the Supplemental Agreement dated July 1, 1999 between the parties hereto (the "Supplemental Agreement"):

         WHEREAS, the parties hereto wish to further supplement and amend the Loan Agreement, the Depositary Agreement, the Master Agreement, the Subordination Agreement and the Supplemental Agreement upon the terms and conditions set forth herein;

         WHEREAS, the Lender is the sole holder of the Note (as defined in the Loan Agreement) and the parties are entering into this Second Supplemental Agreement (to the extent it modifies the Loan Agreement) pursuant to Section
12.1 of the Loan Agreement;

         WHEREAS, on or prior to the date hereof, this Second Supplemental Agreement has been approved by a majority of the Non-Alpharma Directors pursuant to Section 9.01 of the Depositary Agreement and Section 8.5 of the Master Agreement;

         NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto as follows:


                                    ARTICLE I
                                DEFINITIONS, ETC.

1.1 Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or in the Ancillary Agreements (as defined in the Loan Agreement).


1.2  Unless the context otherwise requires:

         a.       a term has the meaning assigned to it;

         b. an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         c.       "or" is not exclusive;

         d. words in the singular include the plural and in the plural include the singular;

         e.       provisions apply to successive events and transactions; and

         f. "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

1.3 This Agreement amends and supplements the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement, the Master Agreement and the Supplemental Agreement. In case of any inconsistency between the terms of this Agreement and the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement, the Master Agreement, or the Supplemental Agreement, the terms of this Agreement shall govern. In the absence of such inconsistency, all provisions of the Loan Agreement, the Depositary Agreement, the Subordination Agreement, the Guaranty Agreement, the Master Agreement and the Supplemental Agreement shall remain in full force and effect. Without limiting the foregoing, the conditions set forth in Article II hereof shall for all purposes be considered part of the Loan Agreement. Any reference to the Loan Agreement, the Depositary Agreement, the Master Agreement, the Guaranty Agreement, the Subordination Agreement or the Supplemental Agreement in any such agreement or to the Ancillary Agreements shall be deemed to be a reference to such agreement as modified hereby. Any reference in any such agreement to approval or adoption of the Merger Agreement and the transactions contemplated thereby shall be deemed to be a reference to the Merger Agreement and such transactions as modified hereby.

1.4 The parties may sign any number of copies of this Agreement. Each signed copy shall be an original and may be signed in counterparts, but all of them together represent the same agreement.

1.5 The laws of the State of New York, without regard to principles of conflicts of law, shall govern this Agreement to the extent it modifies the Loan Agreement or the Subordination Agreement. The laws of the State of Delaware, without regard to principals of conflict of laws, shall govern this Agreement to the extent it modifies the Depositary Agreement or the Master Agreement.


                                   ARTICLE II
               ADDITIONAL CONDITIONS AND OBLIGATIONS OF THE LENDER

2.1 The obligation of the Lender to make any Loans on or after the date hereof is subject to the fulfillment to its reasonable satisfaction, or the waiver by the Lender, on or prior to the applicable Loan Date, of each of the following additional conditions:


         (a) The Fourth Amendment to the May 1998 Securities Purchase Agreement in the form attached hereto as Exhibit A (the "Fourth Amendment to the Securities Purchase Agreement") shall be in full force and effect and

         (b) The Company and each of the Furman Selz Entities shall have performed in all material respects all of their respective obligations under the Fourth Amendment to the Securities Purchase Agreement including, without limitation, the satisfaction of the conditions set forth in Section 2.2(b) thereof.


2.2 The obligation of the Lender to make any Secured Loans (as defined in the Loan Agreement (as amended)) on or after the date hereof is subject to the fulfillment to its reasonable satisfaction, or the waiver by Lender, on or prior to the applicable Loan Date, of each of the following conditions:

                         (a) The Lender shall be reasonably satisfied that the security interest required by Section 13.10 of the Loan Agreement (as amended) has attached to the Collateral (as defined in the Loan Agreement) and

                         (b) The Amendment to the Subordination Agreement, in the form attached hereto as Exhibit B shall be in full force and effect.


                                   ARTICLE III
                            AGREEMENTS AND AMENDMENTS

THE PLAN UPDATE

3.1 The Lender agrees that the Company delivered to the Lender, on or about September 21, 1999, a detailed operating plan covering the periods through December 31, 2001 which includes, on an annual basis, $1.4 million in research and development and sales force expenditure reductions from the previously approved Plan and reflects the immediate commercial introduction of the Primsol product. The representatives of the Company and the

         Lender agree to cause their respective representatives to the Screening Committee to take all action necessary to approve said September 21, 1999 plan as an Update, as that term is used in Section 4.1 of the Supplemental Agreement.

THE SECURED LOAN

3.2 The Loan Agreement (as amended) is further amended by adding the following definitions to Section 1.1 thereof:

                           "Secured Loans" means all Project Loans and Screened Project Loans.

                           "Collateral" means all assets, properties, contract rights and other intangibles and choses in action purchased, licensed or otherwise acquired by the Company with the proceeds of a Secured Loan.


3.3 The Loan Agreement (as amended) is further amended by adding the following clause to Article XIII of the Loan Agreement:

                13.10 SECURITY.

                         As security for the full and timely payment of all Secured Loans and the performance of all obligations contained herein in connection with the Secured Loans, the Company covenants that it will, on or before each Loan Date for a Secured Loan, do or cause to be done, all things necessary in the reasonable opinion of the Lender and, its counsel, to grant to the Lender a duly perfected first priority purchase money security interest in all of the Collateral acquired by Company with the proceeds of said Secured Loan. At the request of the Lender, the Company will cause its duly authorized officers to execute on its behalf, any certificate, instrument, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action which the Lender's counsel reasonably deems necessary, from time to time, to create, continue or preserve Lender's security interest in and to the Collateral (and the perfection and priority thereof) as contemplated hereby, specifically including the execution of such security agreement and the filing of such financing statements in the form reasonably requested by Lender's counsel.

       3.4 Section 7.2 of the Loan Agreement is hereby amended by adding the following clause to the beginning of the first sentence thereof:

                          "Except for any security interest in the Collateral with respect to Secured Loans and Fourth Amendment Advances (as defined in the Fourth Amendment to the Securities Purchase Agreement), ..."

THE OPTION EXERCISE PERIOD

3.5      The definition of the term "2001 Audited Financial Statements" in
         Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing (a) the term "2001 Audited Financial Statements" to the term "2002 Audited Financial Statements" in said definition and in each other place where the term "2001 Audited Financial Statements" appears in the Depositary Agreement and (b) the date "December 31, 2001" to "December 31, 2002" in each of the two places it appears in said definition.

3.6 The definition of the term "Adjusted 2001 Operating Income" in Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing (a) the term "Adjusted 2001 Operating Income" to the term "2002 Operating Income" in said definition and in each other place where the term "Adjusted 2001 Operating Income" appears in the Depositary Agreement and (b) the date "December 31, 2001" to "December 31, 2002 in each of the five places it appears in said definition.

3.7 The definition of the term "Excluded Interest Expense" in Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing the date "December 31, 2001" each time it appears to "December 31, 2002.

3.8 The definition of the term "GAAP Adjustments" in Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing (a) all references to "2000" and "2001" to "2001" and "2002", respectively and (b) all references to "December 31, 2001" and "December 31, 2002" to "December 31, 2002" and "December 31, 2003", respectively.

3.9 The definition of the term "Option Expiration Date" in Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing the term "December 31, 2002" to "December 31, 2003".

3.10 Section 3.01 of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by (a) restating the last sentence of subsection (a) as follows:

                         "The Company may elect to exercise the Call Option by delivery of the Call Option Exercise Notice to the Depositary at any time during the period (the "Call Period") commencing February 1, 2003 and continuing until December 31, 2003."

         and (b) changing the two references to "January 15, 2003" in subsection
         (b) to "January 15, 2004".


3.11     Section 4.01 of the Depositary Agreement (as amended by the

         Supplemental Agreement) is hereby amended by (a) restating the first sentence of subsection (a) as follows:

                  "The Company shall deliver the Option Exercise Deliverables to Alpharma on or before March 30, 2003."

         and (b) changing the reference to "January 1, 2002" in subsection (b)
         (v) to "January 1, 2003".

3.12 Section 4.03 (c) (i) of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing the reference to "September 30, 2001" to "September 30, 2002".

3.13 Section 5.02 (b) of the Depositary Agreement (as amended by the Supplemental Agreement) is hereby amended by changing the reference in the second paragraph thereof from "January 15, 2003" to "January 15, 2004".

3.14 Section 2.6 of the Loan Agreement (as amended) is hereby amended by (a) changing the reference to "December 31, 2002" to "December 31, 2003" and (b) changing the reference to "February 28, 2003" to "February 28, 2004".

3.15 Section 2.7 of the Loan Agreement (as amended) is hereby amended by changing the reference to "December 31, 2002" to "December 31,2003".

3.16 Section 6.8 of the Loan Agreement (as amended) is hereby amended by changing the reference to the "2001 fiscal year" to the "2002 fiscal year".

3.17 It is recognized that the stockholders of Ascent must approve the amendments contained in Sections 3.5 through 3.16 of this Agreement (the "Option Extension Provisions") in order for such provisions to be effective. The parties therefore agree that the Option Extension Provisions shall have no force and effect unless and until approved by the holders of a majority of the Depositary Shares (the "Favorable Shareholder Vote") and that, at all times prior to a Favorable Shareholder Vote, the Depositary Agreement shall continue to be in full force and effect in the form existing without considering the Option Extension Provisions. A Favorable Shareholder Vote shall be deemed to have taken place (and the Option Extension Provisions shall thereupon be effective as amendments to the Depositary Agreement) upon the delivery to the Lender and the Depositary of an opinion of the Company's counsel to the effect that a Favorable Shareholder Vote has taken place and that each of the Agreements referred to in Section 1.3 of this Agreement (as amended hereby) are valid, binding and enforceable against the Company. The failure to obtain a Favorable

         Shareholder Vote shall not effect any of the amendments or terms of this Agreement other than the Option Extension Provisions.


       THE MINIMUM PURCHASE PRICE

       3.18 Subclause (i) of Clause (A) of the definition of "Option Exercise Price" in Article I of the Depositary Agreement (as amended by the Supplemental Agreement) is amended and restated in its entirety as follows:

                   "$140,000,000 plus an amount equal to all funds actually advanced to the Company under the Fourth Amendment to the Securities Purchase Agreement and which have not been repaid as of the date of delivery of the Option Exercise Deliverables."

       CONDITIONS FOR UNRESTRICTED LOANS

       3.19 The Lender agrees that the existence of a Plan or Update approved by the Screening Committee (as those terms are defined in the Supplemental Agreement) is not a condition precedent to the Lender's obligation to fund an Unrestricted Loan, and that
               Article III, Section (c) of the Supplemental Agreement is hereby amended and restated as follows:

                         "The Lender shall be reasonably satisfied that the proceeds of any Project Loans or Screened Loans will be used for the purposes approved by the Screening Committee pursuant to Section 4.3 of this Agreement."

       3.20 Section 4.1 of the Supplemental Agreement is hereby amended by deleting the entire third sentence of such Section which begins as follows:

                           "Notwithstanding Section 6.6 of the Loan Agreement,
                            the Company shall use the proceeds of Unrestricted Loans only for the purposes specified in the Plan..."

         GENERAL

       3.21 The definition of the term "Option Expiration Date" in the Depositary Agreement (as amended by the Supplemental Agreement) is amended by adding the following text to the end of such definition:

                  "or Article II of the Second Supplemental Agreement dated October 13, 1999 between the same parties".

         3.22 Subclause III of Clause Y of the provision in the definition of the term "Option Exercise Price" in the Depositary Agreement (as amended by the Supplemental Agreement) is amended and restated in its entirety as follows:

                           "(III) the 7.5% Convertible Subordinated Notes due July 1, 2004, in each case outstanding as of the Option Closing Date, or issued or issuable upon exercise of the warrants issued pursuant to the Series G Agreement, as amended by the fourth amendment hereto, dated as of October 1, 1999 (to the extent any shares continue to be held as of the Option Closing Date by one of the purchasers set forth on Schedule 1 to the Series G Agreement as so amended or an Affiliate of any such purchaser), the Original Option Exercise Price, and"

         3.23 Section 7.1(i) of the Loan Agreement is hereby amended and restated as follows:

                  (i) Indebtedness incurred pursuant to the Third and Fourth Amendments to the May 1998 Securities Purchase Agreement."

         3.24 The Loan Agreement is hereby amended to amend and restate clause (i) of the definition of "Impairment Event" in its entirety as follows:

                  "(i) the existence of a Negative Equity Position, provided, however, that notwithstanding the requirements of GAAP,
                        (A) any amounts outstanding under the 8% Subordinated Notes, (B) any amounts outstanding under any debt securities issued upon conversion or exchange of the Series G Preferred and (C) any amounts outstanding under the Company's 7.5% Convertible Subordinated Notes due July 1, 2004 (including, without limitation, any Notes issued under the Fourth Amendment to the Securities Purchase Agreement) shall be considered to be equity for purposes of this clause only;".

         3.25 The Lender consents to the Company entering into the Fourth Amendment to the Securities Purchase Agreement and consummating the transactions contemplated thereby including, without limitation, for the purpose of Sections
7.7 and 7.12 of the Loan Agreement, as amended.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first set forth above.

      ASCENT PEDIATRICS, INC.

      By: /s/ Emmett Clemente
          ---------------------------
          Name:  Emmett Clemente
          Title: Chairman


      ALPHARMA USPD INC.

      By: /s/ Thomas L. Anderson
          ---------------------------
          Name:  Thomas L. Anderson
          Title: President-USPD


      ALPHARMA INC.

      By: /s/ Jeffrey E. Smith
          ---------------------------
          Name:  Jeffrey E. Smith
          Title: Vice President Finance
                 and CFO

      STATE STREET BANK AND TRUST COMPANY

      By: /s/ Charles Rossi
          ---------------------------
          Name:  Charles Rossi
          Title: Vice President